EXHIBIT 32

                                  CERTIFICATION

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
        (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

    Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Great-West Life & Annuity Insurance Company, a Colorado corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

    The Quarterly Report on Form 10-Q for the quarter ended March 31, 2004
(the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:      May 11, 2004   /s/William T. McCallum
                           ----------------------
                           William T. McCallum
                           President and Chief Executive Officer



Dated:      May 11, 2004   /s/Mitchell T.G. Graye
                           ----------------------
                           Mitchell T.G. Graye
                           Executive Vice President and Chief Financial Officer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.